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             Ministry of Employment and Investment     EVENT NUMBER 3178759
BRITISH          Energy and Minerals Division                       -----------
COLUMBIA            Mineral Titles Branch                OFFICE USE ONLY
                                           --------------------------
                                                    RECEIVED
         Mineral Tenure Act                     GOVERNMENT AGENT
           SECTION 57 & 58                          SMITHERS
                                                  MAY 17 2002
       BILL OF SALE ABSOLUTE                NOT AN OFFICIAL RECEIPT
                                                TRANS # 1000051
INDICATE TYPE OF TITLE:                     -------------------------
            X  Mineral   __  Placer

MINING DIVISION:  15 Omineca Mining District

SELLER                                   PURCHASER

I, Lorne Brian Warren                    Baymont Explorations Inc.
   -------------------------             ---------------------------------
        (Full Name)                         (Full Name)
P.O. Box 662                             1059 Ross Road
----------------------------             ---------------------------------
(Mailing Address)                        (Mailing Address)
Smithers                 BC              North Vancouver,               BC
----------------------------             ---------------------------------
VOJ 2N0       (250) 847-3612             V7K 1C4            (604) 980-6292
----------------------------             ---------------------------------
Client Number:   128323                  Client Number:  144298
               -------------                            ------------------

For and in consideration of the sum of  Ten dollars  ($ 10.00)
                                       -----         ----------
paid to me, do hereby sell the interest as specified in the following mineral titles:

                                                        PERCENTAGE OF
CLAIM NAME OR LEASE TYPE       TENURE NUMBER           TITLE BEING SOLD
------------------------       -------------           ----------------
BOR 5                          372948                        75%
------------------------       -------------           ----------------
BOR 6                          372949                        75%
------------------------       -------------           ----------------
BOR 7                          372958                        75%
------------------------       -------------           ----------------
BOR 8                          372959                        75%
------------------------       -------------           ----------------

                               I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

May 16 / 02                    /s/ Lorne Brian Warren
-----------                    -----------------------------------------
(Date)                         (Signature of Seller)

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(Signature of Witness)         *If a corporation, either the corporate seal
                               or signature of a signing officer with position in corporation stated.